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                                                                   EXHIBIT 10.16

                       EQUIPMENT LEASE OR RENTAL AGREEMENT

      Memorandum of Agreement made and entered into between Lessor and Renter - Western Express, Inc. with conditions and terms as follows:

                                   WITNESSED:

      1. Lessor hereby leases for the rental and upon the terms and conditions hereinafter set forth; the following described equipment:

                         TRUCK, TRACTOR OR TRAILER UNIT
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               (List one unit only on form to avoid difficulties)

Make and Model: See attached list    Type: 53' van trler      Year
                -----------------          -------------            ------------
Serial No.:                          Unit or Fleet No: See attached list
            ---------------------                      -------------------------

State Registered:  TN                License No:
                  ---------------                -------------------------------

      2. The above described equipment will be used by the Renter named below, Western Express, Inc.

      3. The Renter shall have exclusive possession, control, and use of equipment for the duration of this Agreement.

      4. The Renter shall be fully responsible to the public and to all regulatory agencies having jurisdiction.

      5. The Renter shall be responsible for the driver or drivers of subject vehicle and said driver(s) shall be employees of the Renter.

      6. The Renter agrees to furnish any license required to operate the trailer in state of registration; and any special license as may be required for rental purpose.

      7. It is agreed that any penalties or fines incurred, local, state, or federal, during the period covered, either for overweight of license or other violation, shall be the responsibility of the Renter.

      8. It is agreed that the Renter will furnish adequate Public Liability and Property Damage Insurance to meet prescribed minimums as established by the various states. Renter shall indemnify and hold harmless Lessor from all claims and expenses thereof, including attorney fees.

      9. Cargo insurance protection shall be the responsibility of the Renter.

      10. All maintenance costs shall be the responsibility of the Renter. The Lessor shall be given access to the vehicle upon reasonable request to inspect maintenance functions. All repairs shall be done at expense of Renter

      11. The trailer shall be returned to the Lessor by the Renter in like condition as received, excepting for fair wear and tear. Adequate physical damage insurance shall be carried by the Renter.

      12. The term of rental to begin at 8:00 (AM) (PM) on the 7th day of August 2003 and to terminate at ______________ (AM) (PM) on the ___________ day of
______________ _________ unless changed in writing by agreement between parties.

      13. Charge for rental shall be: ___________________________________

      14. This vehicle shall be used in furtherance of the primary business of the Renter.

LLL, LLC

/s/ Ron Lowell                     7135 Centennial Place,
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(Name of Lessor)                   (Address)

Nashville      TN                  37209
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(City)         (State)             (Zip)              (Ph. No. (AC))

By:
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Western Express, Inc.              7135 Centennial Place
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   (Name of Renter)                (Address)

Nashville      TN                  37209                 615-259-9920
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(City)         (State)             (Zip)                 (Ph. No. (AC))

By: /s/ Nelde Jennette/Western Express, Inc.
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TRAILER   FLT OWNER    LICENSE   YEAR     TRAILER      TRAILER       DIV    TRLR
   ID                  NUMBER              MAKE     SERIAL NUMBER    NBR    TYPE
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